EATON VANCE BALANCED FUND

Supplement to Summary Prospectus dated May 1, 2021

Effective December 31, 2021, the following replaces the second paragraph in “Principal Investment Strategies”:

The Fund’s equity securities are primarily common stocks issued by companies with a broad range of market capitalizations, including smaller companies. The Fund’s fixed-income securities may include corporate bonds, U.S. Government securities, money market instruments, mortgage-backed securities (“MBS”) (including collateralized mortgage obligations and so-called “seasoned” MBS), commercial MBS, asset-backed securities (“ABS”) (including collateralized debt obligations and collateralized loan obligations), convertible debt securities and other hybrid securities (which have characteristics of equity and debt securities), inflation-linked debt securities and municipal securities. The Fund may also invest in floating rate instruments, including loans. A significant portion of the Fund’s fixed-income investments may be in securities issued by various U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and Federal Home Loan Banks. Instruments may be of any credit quality (including in default), but investment in instruments rated below investment grade (including securities, loans and credit derivatives where the credit rating of the reference instrument is below investment grade) is limited to not more than 15% of total fixed income assets. Instruments rated below investment grade (sometimes referred to as “junk”) are rated below BBB by S&P Global Ratings (“S&P”) or by Fitch Ratings (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Kroll Bond Rating Agency, LLC for securitized debt instruments only (such as ABS and MBS). For purposes of rating restrictions, if instruments are rated differently by two or more rating agencies, the highest rating is used. The Fund may invest in restricted securities and may purchase securities on a when-issued basis and for future delivery by means of “forward commitments.” The Fund may invest up to 25% of its total assets in foreign securities, some of which may be issued by companies domiciled in emerging market countries. As an alternative to holding foreign securities directly, the Fund may invest in U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts that evidence ownership in underlying foreign stocks and Eurodollar and Yankee Dollar instruments). The Fund may invest in exchange-traded funds (“ETFs”), a type of pooled investment vehicle, in order to manage cash positions or seek exposure to certain markets or market sectors. The Fund may also invest in publicly traded real estate investment trusts (“REITs”). The portfolio managers may use sector rotation strategies in their management of the Fund.

October 14, 2021	39775 10.14.21